                                                                    Exhibit 10.1
                      FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST  AMENDMENT TO CREDIT  AGREEMENT is made as of June 26, 2003,  by
and  between  MRC  RECEIVABLES   CORPORATION,   a  Delaware   corporation   (the
“Borrower”), and CFSC CAPITAL CORP. VIII, a Delaware corporation (the “Lender”).

                                    Recitals

     WHEREAS,  the Borrower and the Lender have entered into a Credit  Agreement dated as of December  20, 2000 (the “Credit  Agreement”),  pursuant to which the
Lender agreed to consider making  financing  available to the Borrower from time to time to finance the  Borrower’s  purchase of pools of charged off credit card accounts and other delinquent or deficiency consumer obligations.

     WHEREAS,  the Borrower has requested  that the Lender enter into this First
Amendment to Credit Agreement (the“First Amendment”) to (i) permit the Borrower to withhold from Asset Pool Proceeds (as defined in the Credit  Agreement) prior to the deposit of Asset Pool Proceeds in the Collateral  Account all amounts due and  payable  to it  pursuant  to  Sections  2.8(f),  (j) and (l) of the  Credit
Agreement,  and (ii) permit the Servicer (as defined in the Credit Agreement) to withhold  its  Servicing  Fees (as  defined in the Credit  Agreement)  and Legal
Outsourcing  Management  Fees (as defined in that  certain  Second  Amendment to
Servicing Agreement among the Servicer,  the Borrower and the Lender dated as of the date hereof (the “Servicing  Amendment”))  from Asset Pool Proceeds prior to the deposit of Asset Pool Proceeds in the Collateral Account.

WHEREAS,  the Lender has agreed to permit such netting of amounts payable to the
Borrower and of Servicing Fees and Legal Outsourcing Management Fees pursuant to the terms and subject to the  conditions  set forth in the Credit  Agreement and this First Amendment and the Servicing Amendment.

     NOW,  THEREFORE,  in consideration of the premises and the mutual covenants and agreements  hereinafter set forth,  the Lender and the Borrower hereby agree as follows:

     1.  Definitions.  The terms  defined in the preamble  hereto shall have the meanings  therein  assigned to them,  and all other  defined  terms used in this
First  Amendment  shall  have  the  meanings  assigned  to  them  in the  Credit
Agreement,  unless  otherwise  specified  herein.  Section  1.1  of  the  Credit
Amendment shall be amended by adding the following defined term:
     “Borrower  Payments” shall mean all sums due and  payable to the  Borrower pursuant to Section 2.8(f), (j) and (l).
     “Legal  Outsourcing  Management Fees” shall have the meaning  designated in the Servicing Amendment.
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     2. Netting of Servicing Fees and Legal Outsourcing Management Fees. So long as no Default,  Event of Default,  Asset Pool Shortfall or Termination Event has
occurred,  until the Lender delivers to the Servicer written notice  withdrawing the consent granted  pursuant to the Servicing  Amendment,  no Servicing Fees or
Legal  Outsourcing  Management Fees shall be payable to the Servicer pursuant to
Section 2.8 of the Credit Agreement but shall instead be payable to the Servicer in accordance with the Servicing Amendment.

     3. Netting of Borrower Payments.  So long as no Default,  Event of Default,
Asset  Pool  Shortfall  or  Termination  Event has  occurred,  until the  Lender delivers to the Borrower written notice  withdrawing the consent hereby granted, the  Borrower  may,  with respect to a  particular  Asset Pool and  otherwise in accordance  with the terms  and  provisions  of the  Credit  Agreement,  without further  authorization  from the Lender  and prior to the  deposit of Asset Pool
Proceeds in the Collateral Account,  pay directly to itself (and the Servicer is hereby  authorized to make such  disbursement)  from the  Servicer’s  Collection
Account all  Borrower  Payments  earned with respect to that Asset Pool that are due and payable to the  Borrower;  provided,  however,  that Asset Pool Proceeds collected  with  respect  to a  particular  Asset Pool shall be used only to pay
Borrower  Payments  earned with respect to that Asset Pool and shall not be used to pay Borrower Payments earned with respect to any other Asset Pool.

     4. Accounting for Borrower Payments.  The Borrower shall cause the Servicer to provide to the  Lender on each  Distribution  Date,  for each Asset  Pool,  a separate detailed accounting of all Borrower Payments actually incurred and paid to the  Borrower  for  the  immediately  preceding  Distribution  Period,  which accounting  shall be certified by the signature of a duly authorized  officer of each of the Borrower and the Servicer. In the event that the amounts paid exceed or fall short of the Borrower  Payments actually due and payable pursuant to the
Credit  Agreement  for  such  preceding   Distribution  Period,  an  appropriate
adjustment  shall be made by  disbursements  approved  in  writing by the Lender pursuant to Section 2.8 of the Credit Agreement.

     5.  Withdrawal  of Consent.  The Lender may  withdraw  its consent  granted pursuant to this First  Amendment  for any reason or for no reason,  at its sole discretion. Such consent shall be deemed withdrawn immediately upon the delivery of written notice  thereof by telecopier as provided  pursuant to Section 7.2 of the Servicing  Agreement or Section 9.4 of the Credit Agreement,  as applicable.
From and after delivery of such a withdrawal  notice,  the Servicing Fees, Legal
Outsourcing  Management Fees and Borrower Payments shall be due and payable only pursuant to a  Distribution  Request duly  approved by the Lender in  accordance with Section 2.8 of the Credit Agreement,  it being hereby agreed that all Legal
Outsourcing  Management  Fees shall then be paid  pursuant to Section 2.8 of the
Credit Agreement pari passu with all Servicing Fees.
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     6.  Representations  and Warranties;  No Default;  Authority.  The Borrower
represents  and  warrants  to the  Lender  that all of the  representations  and warranties  of the Borrower in the Credit  Agreement  are true as of the date of this First  Amendment  and that no Default has  occurred  pursuant to the Credit
Agreement or any Loan  Document.  The Borrower has full  authority to enter into this  First  Amendment.  This First  Amendment  will not  violate  the terms and provisions of any other  contract to which the Borrower or any of its Affiliated
Parties is a party.

     7. No Waiver;  Effect of Amendment.  The terms and provisions of the Credit
Agreement,  as amended  hereby,  shall remain in full force and effect,  and the parties hereto agree that this First  Amendment shall not be and is not intended to  constitute  a  waiver  of any of the  terms  and  provisions  of the  Credit
Agreement.

     8. Governing Law. This First  Amendment  shall be governed by and construed in accordance with the laws of the State of Minnesota.

     9.  Counterpart  Signatures.  This  First  Amendment  may  be  executed  in counterpart  originals,  all of  which,  when  combined,  shall  constitute  one document binding on all of the parties hereto.

     IN WITNESS  WHEREOF,  the parties hereto have executed this First Amendment effective as of the date first above written.

MRC RECEIVABLES CORPORATION (Borrower)

By:          /s/ Carl C. Gregory, III
Name:     Carl C. Gregory, III
Title:       President & CEO

CFSC CAPITAL CORP. VIII  (Lender)

By:      /s/ Jeffrey Parker
Name: Jeffrey Parker
Title:  President

             [Signature Page to First Amendment to Credit Agreement]
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